EXHIBIT 99.3

                                NTL Incorporated


                               PURCHASE AGREEMENT




                                                              February 17, 2000

Banque Nationale de Paris
16, Boulevard des Italiens
75009 Paris
France

Credit Agricole Indosuez
9 Quai du President Paul Doumer
92400 Courbevoie
France

Deutsche Bank AG
Paris Branch
3, Avenue de Friedland
75008 Paris
France

Westdeutsche Landesbank Girozentrale
Paris Branch
15, Avenue de Friedland
75008 Paris
France

France Telecom
6, Place d'Alleray
75505 Paris Cedex 15
France


Ladies and Gentlemen:

     NTL Incorporated, a Delaware corporation ("NTL"), proposes, subject to the terms and conditions set forth herein (including Attachment I and Exhibits A, B, C, D, E and F hereto), to issue and sell to Banque Nationale de Paris, Credit Agricole Indosuez, Deutsche Bank A.G., Westdeutsche Landesbank Girozentrale and France Telecom (each, a "Purchaser" and, collectively, the "Purchasers"), 1,850,000 shares of 5% Cumulative Preferred Stock of NTL having an aggregate liquidation preference of $1.85 billion (the "Preferred Shares") and having the terms set forth in the Certificate of Designation attached hereto as Attachment I (the "Certificate of Designation").

     1. NTL represents and warrants to, and agrees with, the Purchasers that:

          (a) NTL's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and NTL's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 have been made available to the Purchasers in connection with the offering of the Preferred Shares. All documents filed by NTL or its subsidiaries with the United States Securities and Exchange Commission (the "Commission") pursuant to the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), are referred to herein as the "Exchange Act Reports". The Exchange Act Reports, when they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Exchange Act Reports did not, as of their respective dates, contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. NTL and its subsidiaries have timely filed all reports and registration statements and made all filings required to be made with the Commission under the Exchange Act, the United States Securities Act of 1933, as amended (the "Securities Act"), or the applicable rules and regulations of the Commission thereunder;

          (b) There has not been any material adverse change in, or any adverse development which materially affects, the business, assets, properties, financial condition or results of operations of NTL and its subsidiaries taken as a whole since December 31, 1998; and, since December 31, 1998, there has not been any material change in the capital stock, long-term debt or any other liability of NTL or any of its subsidiaries not reported in an Exchange Act Report or any material adverse change or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of NTL and its subsidiaries taken as a whole; provided, however, that any change resulting from the proposed acquisition of Cablecom Holdings AG and its associated businesses and assets (the "Strategic Acquisition") shall not be deemed a material change for purposes of this Section 1(b);

          (c) NTL has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Exchange Act Reports, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, or in which such qualification is necessary, except where the failure to be so qualified in any such jurisdiction does not or would not subject NTL to any material liability or disability; and each significant subsidiary (as defined in Regulation S-X of the Commission, each a "Significant Subsidiary") of NTL has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as it has been currently conducted, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, or in which such qualification is necessary, except where the failure to be so qualified in any such jurisdiction does not or would not subject such Significant Subsidiary to any material liability or disability;

          (d) NTL has an authorized, issued and outstanding capitalization as set forth in the attached Exhibit A, and all of the issued shares of capital stock of NTL have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each Significant Subsidiary of NTL have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by NTL, free and clear of all liens, encumbrances, equities or claims;

          (e) The Preferred Shares, including any dividends payable by NTL with respect to the Preferred Shares in the form of additional shares of 5% Cumulative Preferred Stock (the "Dividend Shares"), have been duly and validly authorized by NTL, and, when issued and delivered (in the case of the Preferred Shares, against payment therefor as provided herein), will be duly and validly issued and fully paid and non-assessable, and the issuance of the Preferred Shares and the Dividend Shares is not subject to preemptive or other similar rights;

          (f) The execution and delivery of this Purchase Agreement and the consummation of the transactions contemplated herein (including, without limitation, any redemption payments under paragraph 6(a) of the Certificate of Designation) have been duly authorized by all necessary corporate action on the part of NTL, and except with respect to consummation of the exchange provided for in Section 8 of the Certificate of Designation (the "Exchange"), as to which paragraph 1(g) is applicable, when executed by NTL and the Purchasers will not conflict with or result in any breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any security interest, lien, charge or encumbrance upon any property or assets of NTL or its Significant Subsidiaries pursuant to any indenture, mortgage, deed of trust, loan agreement, lease, contract or other agreement or instrument to which NTL or any of its Significant Subsidiaries is a party or by which NTL or any of its Significant Subsidiaries may be bound or to which any of the property or assets of NTL or any of its Significant Subsidiaries is subject (an "Agreement"), nor will such action or, assuming satisfaction of all conditions set forth in paragraph 8(b) of the Certificate of Designation, the Exchange result in any violation of the provisions of the Restated Certificate of Incorporation or the By-laws of NTL or of any of its Significant Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over NTL or any of its Significant Subsidiaries or any of their properties or any of the federal and cantonal laws of the Swiss Confederation or the laws of France; and other than the filing of the Certificate of Designation with the Secretary of State of the State of Delaware, no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body or under the federal and cantonal laws of the Swiss Confederation or the laws of France is required for the issuance and sale of the Preferred Shares and any dividends paid with respect to the Preferred Shares or the consummation by NTL of the transactions contemplated with respect to, or in connection with, the Strategic Acquisition, this Purchase Agreement and the Put and Call Option Agreement (the "Option Agreement"), by and among the Purchasers;

          (g) No Agreement exists as of the date hereof which would be breached or violated by consummation of the Exchange, or with respect to which consummation of the Exchange would give rise to a right to terminate or otherwise cause a loss of any material right thereunder, other than certain Agreements with respect to which the foregoing representation will be true if NTL retains more than 50% ownership of the assets that are the subject of such Agreements.

          (h) This Purchase Agreement has been duly authorized, executed and delivered by NTL and constitutes valid and legally binding obligations of NTL enforceable against NTL in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, fraudulent transfer, moratorium and similar laws affecting the rights of creditors generally;

          (i) Neither NTL nor any of its Significant Subsidiaries is in violation of its Certificate of Incorporation or By-laws (or equivalent documents) or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

          (j) There are no claims, actions, suits, arbitration, proceedings or investigations pending against NTL or any of its Significant Subsidiaries or of which any property of NTL or any of its Significant Subsidiaries is the subject which, if determined aversely to NTL or any of its Significant Subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future financial condition, shareholder's equity or results of operations of NTL and its subsidiaries taken as a whole; and, to the best of NTL's knowledge, no such claims, actions, suits, arbitration, proceedings or investigations are threatened or contemplated by governmental authorities or threatened or contemplated by others;

          (k) The audited consolidated balance sheet of NTL and its subsidiaries for the fiscal years ended as of December 31, 1996, December 31, 1997, and December 31, 1998, and the related audited consolidated statements of income, retained earnings, stockholders' equity and cash flow of NTL and its subsidiaries, together with all related notes and schedules thereto, and the unaudited consolidated balance sheet of NTL and its subsidiaries as of September 30, 1999, and the related unaudited consolidated statements of income, retained earnings, stockholders' equity and cash flow of NTL and its subsidiaries together with all related notes and schedules thereto (the "Interim Financial Statements"), all of which are contained in the respective Exchange Act Reports (i) were prepared in accordance with the books of account and other financial records of NTL and its subsidiaries,
     (ii) present fairly the consolidated financial condition and results of operations of NTL and its subsidiaries as of the dates thereof or for the periods covered thereby, (iii) have been prepared in accordance with U.S. generally accepted accounting principles and practices applied on a basis consistent with the past practices of NTL and its subsidiaries and (iv) in case of the Interim Financial Statements, include all adjustments (consisting only of normal recurring accruals) that are necessary for a fair presentation of the consolidated financial condition and the results of the operations of NTL and its subsidiaries as of the dates thereof or for the periods covered thereby;

          (l) The execution of, and consummation of the transactions contemplated in, this Purchase Agreement will not (either alone or upon the occurrence of any additional or subsequent events) (i) constitute an event under any Benefit Plan, Employee Agreement, trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any current, former or retired employee, officer, consultant, independent contractor, agent or director of NTL or any of its subsidiaries (an "Employee"); or
     (ii) result in the triggering or imposition of any restrictions or limitations on the right of NTL, any of its subsidiaries or the Purchasers to amend or terminate any Benefit Plan. No payment or benefit which will or may be made by NTL, any of its subsidiaries, the Purchasers or any of their respective affiliates with respect to any Employee will be characterized as an "excess parachute payment," within the meaning of Section 280G(b)(1) of the Internal Revenue Code of 1986, as amended through the date hereof (the "Code").

          (m) Each Benefit Plan (other than any Benefit Plan that is a multiemployer plan within the meaning of Section-3(37) or 4001(a)(3) (a "Multiemployer Plan") of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) is in substantial compliance with applicable law and has been administered and operated in all material respects in accordance with its terms; (2) each Benefit Plan (other than any Multiemployer Plan) which is intended to be "qualified," within the meaning of Section-401(a) of the Code, has received a favorable determination letter from the Internal Revenue Service and, to the knowledge of NTL, no event has occurred and no condition exists which could reasonably be expected to result in the revocation of any such determination; (3) the actuarial present value of the accumulated plan benefits (whether or not vested) under any Benefit Plan covered by Title-IV of ERISA (other than any Multiemployer Plan) as of the close of its most recent plan year did not exceed the fair value of the assets allocable thereto; (4) no Benefit Plan covered by Title-IV of ERISA has been terminated and no proceedings have been instituted to terminate or appoint a trustee to administer any such plan; (5) no "reportable event" (as defined in Section-4043 of ERISA) has occurred with respect to any Benefit Plan covered by Title-IV of ERISA; (6) no Benefit Plan (other than any Multiemployer Plan) subject to Section-412 of the Code or Section-302 of ERISA has incurred any accumulated funding deficiency within the meaning of Section-412 of the Code or Section-703 of ERISA, or obtained a waiver of any minimum funding standard or an extension of any amortization period under Section-412 of the Code or Section-303 or 304 of ERISA; (7) NTL and each ERISA Affiliate have made all contributions to each Multiemployer Plan required by the terms of each such Multiemployer Plan or any collectively bargained agreement; (8) neither NTL nor any ERISA Affiliate has incurred any unsatisfied withdrawal liability under Part-I of Subtitle-E of Title-IV of ERISA to any Multiemployer Plan and neither NTL nor any ERISA Affiliate would be subject to any material withdrawal liability if, as of the close of the most recent fiscal year of any such plan ended prior to the date hereof, NTL or any such ERISA Affiliate were to engage in a complete withdrawal (as defined in Section-4203 of ERISA) or potential withdrawal (as defined in Section-4205 of ERISA) from any such plan; (9) neither NTL nor any of its subsidiaries, nor, to the knowledge of NTL, any other "disqualified person" or "party in interest" (as defined in Section-4975(e)(2) of the Code and Section-3(14) of ERISA, respectively) has engaged in any transactions in connection with any benefit Plan that could reasonably be expected to result in the imposition of a material penalty pursuant to Section-502 of ERISA, material damages pursuant to Section-409 of ERISA or a material tax pursuant to Section-4975 of the Code; (10) no Benefit Plan provides for post-employment or retiree welfare benefits, except to the extent required by Part-6 of Subtitle-B of Title-I of ERISA or Section-4980B of the Code; and (11) no claim or action has been made or commenced or, to the knowledge of NTL, threatened, with respect to any Benefit Plan (other than routine claims for benefits payable in the ordinary course, and appeals of such denied claims) which could result in a material liability of NTL or any subsidiary thereof.

          For the purposes of this Section 1(m), "Benefit Plan" means each plan, program, policy payroll practice, contract, agreement or other arrangement providing for compensation, retirement benefits, severance, termination pay, performance awards, stock or stock-related awards, fringe benefits or other employee benefits of any kind, whether formal or informal, funded or unfunded, written or oral and whether or not legally binding, including, without limitation, each "employee benefit plan", within the meaning of
     Section 3(3) of ERISA and each Multiemployer Plan, which plan, program, policy, payroll practice, contract, agreement or arrangement is maintained by NTL, any of its subsidiaries or any ERISA Affiliate or to which NTL, any such subsidiary or any ERISA Affiliate contributes (or has any obligation to contribute) or is a party; "Employee Agreement" means each management, employment, severance, consulting, non-compete, confidentiality, or similar agreement or contract between NTL or any ERISA Affiliate and any Employee pursuant to which NTL has or may have any material liability contingent or otherwise; "ERISA Affiliate" means each business or entity which is or was a member of a "controlled group of corporations", under "common control" or an "affiliated service group" with NTL within the meaning of Section 414(b), (c) or (m) of the Code, or required to be aggregated with NTL under
     Section 414(o) of the Code or is under "common control" with NTL, within the meaning of Section 4001(a)(14) of ERISA;

          (n) NTL is not and has not at any time during the prior five years been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code;

          (o) Each of NTL and its subsidiaries has timely filed or caused to be timely filed (including pursuant to any valid extensions of time for filing) with the appropriate taxing authority, all material returns, statements, forms, and reports for taxes (the "Returns") required to be filed by or with respect to the income, properties or operations of NTL and/or any of its subsidiaries. The returns accurately reflect in all material respects all liability for taxes of NTL and its subsidiaries as a whole for the periods covered thereby. NTL and each of its subsidiaries have paid all material taxes payable by them which have become due other than those contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles. There is no material action, suit, proceeding, investigation, audit or claim now pending or, to the best knowledge of NTL or any of its subsidiaries, threatened by any authority regarding any taxes relating to NTL or any of its subsidiaries. As of the Time of Delivery, neither NTL nor any of its subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of NTL or any of its subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of NTL or any of its subsidiaries not to be subject to the normally applicable statute of limitations which agreement or waiver would have a material adverse effect on NTL. Neither NTL nor any of its subsidiaries has provided, with respect to themselves or property held by them, any consent under Section-341 of the Code. None of NTL or any of its subsidiaries has incurred or will incur, any material tax liability in connection with the Strategic Acquisition or any other transactions contemplated hereby (it being understood that the representation contained in this sentence does not cover any future tax liabilities of NTL or any of its subsidiaries arising as a result of the operation of their businesses in the ordinary course of business);

          (p) No stamp, transfer, sales and use, value added, documentary, registration, issuance or similar tax, assessment or other governmental charge will be imposed under United States federal law or New York or Delaware state law on the sale or delivery of the Preferred Shares, or on the delivery of the Dividend Shares, as applicable, pursuant to this Purchase Agreement or the Option Agreement or upon the execution, delivery or performance of this Purchase Agreement or the Option Agreement;

          (q) It is not, and will not be, necessary in connection with the offer, sale or delivery of the Preferred Shares and the Dividend Shares to the Purchasers in the manner contemplated in this Purchase Agreement to register either the Preferred Shares or the Dividend Shares under the Securities Act;

          (r) NTL is not, and upon the issuance and sale of the Preferred Shares and, as applicable, the issuance of the Dividend Shares, as contemplated herein will not be, an "investment company" or an entity "controlled" by an "investment company" (as such terms are defined in the Investment Company Act of 1940, as amended);

          (s) When issued, the Preferred Shares and the Dividend Shares will be eligible for resale pursuant to Rule-144A(d)(3) of the Securities Act and will not be, on or on any date following the Time of Delivery, of the same class of securities (within the meaning of Rule-144A(d)(3) under the Securities Act) listed on a U.S. national securities exchange registered under Section-6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system (as such term is used in the rules under the Exchange Act);

          (t) None of NTL, any of its affiliates, or any person acting on its or their behalf has offered or sold or will offer or sell any Preferred Shares or Dividend Shares by means of any general solicitation or general advertising (within the meaning of Rule 502(c) under the Securities Act);

          (u) None of NTL, any of its affiliates, or any person acting on its or their behalf, has engaged, directly or indirectly, in any action for the purpose of, or which might reasonably be expected to cause or result in:
     (1) creating actual, or apparent, active trading in either the Preferred Shares or the Dividend Shares, as applicable, or any other securities exchangeable for, or representing the right to receive, Preferred Shares or Dividend Shares or (2) stabilization or manipulation of the price of any security of NTL to facilitate the sale or resale of the Preferred Shares or the Dividend Shares, as applicable; and

          (v) (i) No action has been or will be taken in any jurisdiction by NTL that would permit a public offering of either the Preferred Shares or the Dividend Shares, or distribution of any document issued in connection with the proposed resale of the Preferred Shares or the Dividend Shares, as applicable, or any other offering material, in any country or jurisdiction where action for that purpose is required; and (ii) NTL will comply with all applicable securities laws and regulations in each jurisdiction in which they, directly or indirectly, purchase, offer, sell or deliver the Preferred Shares or the Dividend Shares, as applicable, or distribute any offering material.

     2. Subject to the terms and conditions set forth herein, NTL shall issue and sell to the Purchasers, and the Purchasers agree to purchase from NTL the Preferred Shares at an aggregate purchase price of $1.85 billion (the "Purchase Price"). The aggregate number of Preferred Shares purchased by each Purchaser pursuant to this Purchase Agreement and the portion of the Purchase Price payable by each Purchaser in respect of such Preferred Shares are set forth in Exhibit B hereto. Each of the Purchasers, severally and not jointly, shall purchase such number of shares of Preferred Shares set opposite that Purchaser's name on Exhibit B hereto for the consideration set forth on such Exhibit, and there shall be no obligation to purchase a number of Preferred Shares in excess of such number of Preferred Shares.


     3. (a) Each of the Purchasers hereby acknowledges and agrees with NTL that the Preferred Shares have not been, and are not required to be, registered under the Securities Act and the Preferred Shares may not be offered or sold except pursuant to registration or to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Each of the Purchasers hereby acknowledges and agrees with NTL that, upon issuance of the Dividend Shares, the Dividend Shares will not have been, and will not be required to be, registered under the Securities Act and may not be offered or sold except pursuant to registration or to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

          (b) Each of the Purchasers hereby represents that it understands that the purchase of the Preferred Shares involves substantial risk. Each of the Purchasers hereby represents that it has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Preferred Shares and has such knowledge and experience in financial or business matters, that it is capable of evaluating the merits and risks of this investment in the Preferred Shares and protecting its own interests in connection with this investment. Each of the Purchasers hereby represents that it is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

          (c) With regard to the purchase of the Preferred Shares by France Telecom from the each of the Purchasers (other than France Telecom), as contemplated in the Option Agreement, France Telecom agrees and covenants that it will be a "qualified institutional buyer" as defined in Rule 144A under the Securities Act, on the date of such resale.

          (d) Each of the Purchasers hereby represents and covenants that, except as contemplated in this Purchase Agreement and in the Option Agreement, it is acquiring the Preferred Shares for investment for its own account, not as a nominee or agent, and not with a view of the public resale or distribution thereof within the meaning of the Securities Act. Each of the Purchasers further agrees and covenants that it has not entered and will not enter into any contract or other agreement with respect to the distribution or delivery of the Preferred Shares or Dividend Shares, other than (i) pursuant to Rule 144 under the Securities Act, (ii) pursuant to any transaction that does not require registration under the Securities Act, (iii) as contemplated in this Agreement or the Option Agreement, or
     (iv) with the prior written consent of NTL.

          (e) Each of the Purchasers agrees and acknowledges that, when issued, the Preferred Shares and the Dividend Shares will be eligible for resale pursuant to Rule 144A(d)(3) of the Securities Act and will not be, on or on any date following the Time of Delivery, of the same class of securities (within the meaning of Rule 144A(d)(3) under the Securities Act) listed on a U.S. national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system (as such term is used in the rules under the Exchange Act); and

          (f) Each of the Purchasers agrees and covenants that neither it, nor any of its respective affiliates, nor any person acting on its or their behalf, will (i) solicit any offers to buy, or offer, sell or deliver any of the Preferred Shares or the Dividend Shares, as applicable, to any person or (ii) distribute or furnish any offering material relating to the proposed resale of the Preferred Shares or the Dividend Shares, as applicable, provided that France Telecom shall have the right to communicate with financial institutions (and take such other actions as may be reasonably necessary) for purposes of assigning France Telecom's obligations in accordance with Section 12, as long as such communications are conducted in a manner that would not require the Preferred Shares or the Dividend Shares to be registered under the Securities Act.

          (g) Each of the Purchasers agrees and covenants that the certificates for the Preferred Shares and the Dividend Shares shall bear the legend set forth in paragraph 11(b) of the Certificate of Designation.

          (h) Each of the Purchasers (other than France Telecom) acknowledges that it is not a Qualified Holder as defined in the Certificate of Designation and that it does not have a right to exchange the Preferred Shares for Eurotel Stock pursuant to Section 8(a) of the Certificate of Designation.

          (i) Subject to the provisions of Section 12, each of the Purchasers herewith agrees not to sell, pledge or otherwise transfer the Preferred Shares or interest therein (other than to another Purchaser or to an affiliate of a Purchaser which agrees to be bound by this Agreement or as otherwise contemplated in the Option Agreement) at any time prior to the earlier of the second anniversary of the Time of Delivery or the expiration of the Option Agreement.

     4. (a) The Preferred Shares to be purchased by the Purchasers hereunder will be represented by one or more stock certificates issued to each Purchaser evidencing the Preferred Shares. NTL will deliver the stock certificates evidencing the Preferred Shares to the Purchasers, against payment by or on behalf of the Purchasers of the Purchase Price by wire transfer of immediately available funds to an account designated by NTL. Such issuance, delivery and payment shall occur immediately prior to the completion of the Strategic Acquisition on the date of completion of the Strategic Acquisition, of which date NTL shall give Purchasers at least five business days prior notice (or at such other time and date as the Purchasers and NTL may agree upon in writing). Such time and date are herein called the "Time of Delivery". If completion of the Strategic Acquisition does not occur on or before June 29, 2000, the provisions of this Purchase Agreement shall cease to have any effect (except as regards any prior breaches by either party).


          (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including any additional documents requested by the Purchasers pursuant to Sections 7(a) and (b) hereof and the Preferred Shares will be delivered at the offices of Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), Four Times Square, New York, New York 10036, all at the Time of Delivery.

    5. NTL agrees and covenants:

          (a) To file the Certificate of Designation with the Secretary of State of the State of Delaware so that it is effective immediately prior to or at the Time of Delivery;

          (b) To deliver to the Purchasers or an affiliate thereof (as applicable), (i) on or prior to the Time of Delivery and (ii)-within 30 days after a request by the Purchasers, valid statement described in Treasury Regulation section 1.897-2(g)(1)(ii) and to comply with the notice requirements in Treasury Regulation section 1.897-2(h);

          (c)  To  use  the  Purchase   Price   primarily  for  the  purpose  of
     consummating the Strategic Acquisition, including, without limitation, refinancing of any assumed indebtedness incurred in connection therewith, and if any portion of the Purchase Price is left after consummation of the Strategic Acquisition, to use such remainder for purposes of acquiring companies or businesses primarily engaged in the broadband communications, broadcasting and cable television business in Continental Europe (outside of France);

          (d) To pay and discharge, and to cause each of its subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties would otherwise attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of NTL or any of its subsidiaries, provided that neither NTL or any of its subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with generally accepted accounting principles;

          (e) To enter into such agreements and take such actions as the Purchasers may reasonably request in order to expedite or facilitate any transfer or disposition of the Preferred Shares, or the Dividend Shares, as applicable, in compliance with the provisions of Section-3 above, including without limitation, directing the transfer agent to register the transfer of the Preferred Shares or the Dividend Shares, as applicable, as directed by or on behalf of the Purchasers; and

          (f) None of NTL, any of its affiliates, or any person acting on its or their behalf will (i) engage in any form of general solicitation or general advertising (within the meaning of Rule 502(c) under the Securities Act) in connection with any offer or sale of the Preferred Shares or the Dividend Shares, as applicable, in the United States of America; (ii) solicit any offers to buy, or offer, sell or deliver any Preferred Shares or Dividend Shares, as applicable, to any person; (iii) distribute or furnish any offering material relating to the proposed resale of the Preferred Shares or the Dividend Shares, as applicable;

          (g) For so long as NTL is neither subject to Section 13 or 15(d) of the Exchange Act nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, it will provide the information required by Rule 144A(d)(4) of the Securities Act;

          (h) If any shares of Common Stock of NTL are issued to a Purchaser (or its assign) pursuant to paragraph 9 of the Certificate of Designation, that such shares shall be entitled to registration rights consistent with those set forth in the Investment Agreement, dated July 26, 1999, between NTL and France Telecom (the "Investment Agreement"); and

          (i) Prior to the Time of Delivery, the Rights Agreement (as defined in the Investment Agreement) will be amended to provide that the ownership by a Purchaser of the Preferred Shares or common stock issuable upon conversion thereof will not result in the Purchaser being deemed an Acquiring Person (as such term is defined in the Rights Agreement) or result in the occurrence of a Stock Acquisition Date, Section 11(a)(ii) Event or Section 13 Event (as such terms are defined in the Rights Agreement), or as otherwise may be necessary.

     6. (a) NTL covenants and agrees with the Purchasers that NTL will pay or cause to be paid the following: (i) the cost of preparing the stock certificates for the Preferred Shares, (ii) the cost of filing the Certificate of Designation with the Secretary of State of the State of Delaware, (iii) any stamp, transfer, sales and use, value added, documentary, registration, issuance or similar tax, assessment or other governmental charge imposed on the sale or delivery of the Preferred Shares, or on the delivery of the Dividend Shares, as applicable, pursuant to this Purchase Agreement or the Option Agreement or upon the execution, delivery or performance of this Purchase Agreement or the Option Agreement and (iv) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6. It is understood, however, that, except as provided in this
Section 6, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel.

          (b) NTL hereby agrees to indemnify and hold each of the Purchasers (which shall include their respective directors, officers, agents, employees and affiliates) harmless from and against any and all costs, taxes (other than withholding taxes or taxes measured by the net income or net profits of a Purchaser as a result of distributions on or in redemption of the Preferred Shares and/or the Dividend Shares, except as provided in paragraph 4(f) of the Certificate of Designation) fines, penalties, damages, actions, losses, liabilities, expenses (including, but not limited to, the fees and expenses of counsel) and claims (the "Losses") incurred by any of the Purchasers (including France Telecom, notwithstanding any assignment by France Telecom pursuant to Section 12 hereof) as a result of or in connection with the consummation of transactions contemplated herein, arising out of or resulting from any breach of a representation or warranty made by NTL contained in this Purchase Agreement, or arising out of the performance of any such Purchaser of its obligations under this Purchase Agreement or the compliance by such Purchaser with the instructions set forth herein or delivered hereunder, other than those Losses resulting solely from such Purchaser's gross negligence or willful misconduct or the legal or regulatory status of the Purchaser. Each Purchaser shall use its best efforts to notify NTL of the written assertion of a claim against it or of any action commenced against it, promptly after it shall have received any such written assertion of a claim or shall have been served with the summons or other first legal process, giving information as to the nature and basis of the claim; provided that such Purchaser's failure to so notify shall not affect the obligations of NTL hereunder. Each Purchaser shall be entitled to retain counsel of its choice in any such suit and NTL shall pay the fees, expenses and disbursements of such counsel, and all other expenses in connection therewith. The indemnity set forth herein shall be in addition to any rights that the Purchasers may have at common law or otherwise, including any right of contribution. With respect to the Purchasers (other than France Telecom) this Section-6(b) shall survive (a) as long as the Purchasers hold the Preferred Shares and/or the Dividend Shares, as applicable, and, (b) with regard to any event that may occur during the time the Purchasers hold the Preferred Shares and/or the Dividend Shares, as applicable, beyond the time that the Purchasers hold the Preferred Shares and/or the Dividend Shares, as applicable. With respect to France Telecom, this Section 6(b) shall survive for a period of two (2) years following the date hereof.

          (c) Upon the request of NTL and at NTL's expense, each Purchaser shall provide NTL, to the extent permitted by law, with two Internal Revenue Service Forms 1001, 4224 or W-BEN, as appropriate, or any successor or other form prescribed by the Internal Revenue Service or other applicable taxing authority certifying that such Purchaser is entitled to a reduction in, or exemption from, withholding or other taxes for which NTL is liable under this Purchase Agreement (including in this Section 6) or otherwise.

     7. (a) The obligations of the Purchasers to purchase the Preferred Shares shall be subject to the truth and accuracy of the representations and warranties on the part of NTL contained herein as of the date hereof and as of the Time of Delivery, to the truth and accuracy of the statements of NTL made in any certificates pursuant to the provisions hereof, to the performance by NTL of its obligations hereunder and to the following additional conditions:

               (i) Prior to the Time of  Delivery,  NTL shall have  furnished to the Purchasers (including France Telecom, notwithstanding any assignment by France Telecom pursuant to Section 12 hereof) (i) the Certificate of Designation executed by a duly authorized officer of NTL and duly approved by NTL's Board of Directors to be filed with the Secretary of State of the State of Delaware and (ii) such further information, certificates and documents as the Purchasers, France Telecom and their respective counsel may reasonably request;

               (ii) NTL shall have furnished to the Purchasers (including France Telecom, notwithstanding any assignment by France Telecom pursuant to
          Section 12 hereof) certificates of NTL, signed by the Chief Executive Officer, the President, the Executive Vice President or a Senior Vice President of NTL and by the principal accounting or financial officer of NTL, as to the truth and accuracy of the representations and warranties of NTL herein as of the date hereof and as of the Time of Delivery as to the performance by NTL of all of its obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as the Purchasers and their respective counsel may reasonably request;

               (iii) The Purchasers (including France Telecom, notwithstanding any assignment by France Telecom pursuant to Section 12 hereof) shall have received an opinion of Skadden Arps regarding the Preferred Shares and the Dividend Shares, as applicable, substantially as set forth as Exhibit C;

               (iv) On the date of issuance, sale and delivery of the Preferred Shares, the Purchasers, other than France Telecom, shall have received
          (a) an opinion of Shearman & Sterling, substantially in the form and substance as set forth as Exhibit D, (b) an opinion of in-house counsel (Directeur Juridique) of France Telecom, substantially in the form and substance as set forth as Exhibit E, and (c) an opinion of White & Case LLP, substantially in the form and substance as set forth as Exhibit F; and

               (v) None of the following pursuant to or within the meaning of any Bankruptcy Law shall have occurred: (A) NTL or any Significant Subsidiary having (1) commenced a voluntary case or filed a petition in bankruptcy or become insolvent; (2) consented to the entry of an order for relief against it in an involuntary case in which it is the debtor; (3) consented to the appointment of a Custodian of it or for all or substantially all of its property or assets; or (4) made a general assignment for the benefit of its creditors;

                    (B) an involuntary  petition  against NTL or any Significant
               Subsidiary having been filed in an insolvency proceeding, and such involuntary filing not having been dismissed within sixty
               (60) days after such filing;

                    (C) a court of  competent  jurisdiction  having  entered  an order or decree under any Bankruptcy Law that: (1) is for relief against NTL or any Significant Subsidiary in an involuntary case;
               (2) appoints a Custodian of NTL or any Significant Subsidiary or for all or substantially all of its property or assets; or (3) orders the liquidation of NTL or any Significant Subsidiary, and the order or decree remains unstayed and in effect for 60 days.

                    (D) NTL or any  Significant  Subsidiary  having  proposed or become a party to any dissolution or liquidation.

For purposes of this Section, the term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal, state or foreign law for the relief of debtors or the protection of creditors, and the term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

               (vi) Neither NTL nor any Significant Subsidiary shall have become unable to pay its debts as they shall become due or shall have proposed a written agreement of composition or extension of its debts.

          (b) The obligations of each party to consummate the transactions contemplated hereby are further subject to the condition that the Strategic Acquisition be consummated substantially simultaneously with the consummation of the transactions contemplated hereby.

     8. The respective agreements, representations, warranties and other statements of NTL and the Purchasers, as set forth in this Purchase Agreement or made by or on behalf of them, respectively, pursuant to this Purchase Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Purchasers or any controlling person of any Purchaser (including France Telecom or any controlling person of France Telecom, notwithstanding any assignment by France Telecom pursuant to Section 12 hereof), or NTL or any officer or director or controlling person of NTL, and shall survive delivery of and payment for the Preferred Shares.

     9. This Purchase Agreement may be terminated by mutual agreement of the parties, notwithstanding any assignment by France Telecom pursuant to Section 12 hereof, in which event, (i) NTL shall not then be under any liability or obligation to the Purchasers with respect to this Purchase Agreement, the Preferred Shares and the Dividend Shares, except as provided in Section 6(a) and 6(b) hereof, (ii) the Purchasers shall not then be under any liability or obligation to NTL with respect to this Purchase Agreement except as provided in
Section 6(a) hereof and (iii) all provisions of this Purchase Agreement shall cease to have any effect with the exception of this Section 9, Section 13,
Section 14 and Section 15.

     10. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to Banque Nationale de Paris, 16, Boulevard des Italiens, 75009 Paris, France, Attention: Philippe Roca, Fax No.:(33)(1)40-14-69-40; Credit Agricole Indosuez, 9 Quai du President Paul Doumer, 92400 Courbevoie, France, Attention: Damien Scaillierez, Fax No.: (33)(1)41-89-39-53; Deutsche Bank AG, Paris Branch, 3, Avenue de Friedland, 75008 Paris, France, Attention:
Benoit Deschamps, Fax No.: (33)(1)42-89-00-45; Westdeutsche Landesbank Girozentrale, Paris Branch, 15, Avenue de Friedland, 75008 Paris, France,
Attention: Khaled Osman, Fax No. (33)(1)45-63-15-71; and France Telecom, 6, Place d'Alleray, 75505 Paris Cedex 15, France, Attention: Philippe McAllister, Fax No.: (33)(1)44-44-86-00, with copies to Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, Attention: Alfred J. Ross, Esq., Fax No.:
(212) 848-7179; and if to NTL shall be delivered or sent by mail, telex or facsimile transmission to NTL Incorporated, 110 East 59th Street, New-York, New York 10022, Attention: General Counsel, Fax No.: (212) 906-8497, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, Attention: Thomas H. Kennedy, Esq., Fax No.: (917) 777-2526. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     11. Except as provided in Section 12 hereof, this Purchase Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers and NTL and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Purchase Agreement. No purchaser of any of the Preferred Shares from any of the Purchasers, other than France Telecom or an affiliate of France Telecom, shall be deemed a successor or assign with respect to this Purchase Agreement by reason merely of such purchase.

     12. This Purchase Agreement may not be assigned by any of the Purchasers without the express written consent of NTL, except that (i) the Purchasers other than France Telecom may assign this Purchase Agreement (including, but not limited to, their rights under Section 6(b)) to France Telecom or an affiliate of any of the Purchasers or France Telecom without the consent of NTL, provided, however, that no such assignment shall release any of such Purchasers from their obligations hereunder and (ii) France Telecom may, without the consent of any other party to this Purchase Agreement, assign its obligation to purchase 750,000 Preferred Shares, to (x) any one or more financial institutions (it being understood and agreed that (i) such assignment shall release France Telecom only from its obligation to purchase the Preferred Shares and (ii)
France  Telecom  shall  remain  liable  for the  performance  of all  its  other obligations  hereunder)  or  (y)  an  affiliate  of  France  Telecom  (it  being understood and agreed that France Telecom shall remain liable for the performance by its affiliate of all of the other obligations of France Telecom to be performed hereunder). Notwithstanding anything to the contrary contained in this Agreement, the parties hereto acknowledge and agree that, notwithstanding any assignment by France Telecom of its obligation to purchase the Preferred Shares, France Telecom shall remain a party to this Agreement, with the right to rely on the representations and warranties contained herein, with the right of action to enforce any covenants and agreements contained herein and to otherwise preserve all rights specifically given to France Telecom hereunder. The parties further acknowledge that France Telecom is entering into the Option Agreement in reliance on the representations, warranties, covenants and agreements contained herein. NTL and the Purchasers shall not modify, amend or terminate this Purchase Agreement or waive any condition contained herein or any of their rights hereunder without the express written consent of France Telecom.

     13. This Purchase Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed in and to be performed entirely in that state and without regard to any applicable conflicts of laws principles.

     14. Each of NTL and each Purchaser irrevocably agrees that any legal suit, action, or proceeding against it arising out of or in connection with this Purchase Agreement, the Preferred Shares or the Securities, as the case may be, may be instituted in the Supreme Court of the State of New York, County of New York or the U.S. District Court for the Southern District of New York, as applicable, and irrevocably waives any objection which it may now or hereinafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding.

     15. France Telecom irrevocably waives any immunity to jurisdiction which it has or hereafter may acquire (including any immunity, sovereign or otherwise pursuant to public law or status, to pre-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on this Purchase Agreement or the transactions contemplated hereby that is instituted in the Supreme Court of the State of New York, County of New York or the U.S. District Court for the Southern District of New York, or in any competent court of the French Republic or any other jurisdiction (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property. Without limiting the generality of the foregoing, France Telecom agrees that the waivers set forth in this Section-15 shall have the fullest scope permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and are intended to be irrevocable for purposes of such Act.

     16. This Purchase Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Purchasers and NTL.

                              Very truly yours,
                              NTL INCORPORATED

                              By: /s/ John Gregg
                              ------------------
                              Name:   John Gregg
                              Title:  Chief Financial
                                       Officer

Accepted as of the date hereof:

BANQUE NATIONALE DE PARIS


By:  /s/ Lionel Bordarier      By:/s/Christophe Delafontaine
-------------------------      -----------------------------
Name:    Lionel Bordarier      Name: Christophe Delafontaine
Title:   Directeur             Title:Directeur Adjoint


CREDIT AGRICOLE INDOSUEZ


By:  /s/ Michel Chabanel       By:  /s/ Damien Scaillierez
------------------------       ---------------------------
Name:    Michel Chabanel       Name:    Damien Scaillierez
Title:   Head of Acquisition   Title:   Fonde de Pouvoir
          Finance

DEUTSCHE BANK A.G.
PARIS BRANCH


By:  /s/ Benoit Deschamps       By:  /s/ Antoine de Maistre
-------------------------       ---------------------------
Name:    Benoit Deschamps       Name:    Antoine de Maistre
Title:   Directeur              Title:   Legal Advisor

WESTDEUTSCHE LANDESBANK GIROZENTRALE
PARIS BRANCH


By:  /s/ Barbara Selves         By:  /s/ Nadine Veldung
-----------------------         -----------------------
Name:    Barbara Selves         Name:    Nadine Veldung
Title:   Directeur              Title:   Directeur

FRANCE TELECOM


By:     /s/ Eric Bouvier
------------------------
Name:       Eric Bouvier
Title:      Senior Vice-President

                                                                    Exhibit A


                        Capital Stock of NTL Incorporated

Our authorized capital stock consists of 400,000,000 shares (or, in the event the NTL stockholders approve an increase in the number of authorized shares of NTL Common Stock at the upcoming special meeting of stockholders (the "Share Increase"), 800,000,000 shares) of common stock, par value $.01 per share; and 10,000,000 shares of preferred stock, par value $.01 per share. As of the close of business on January 31, 2000, as adjusted for the 5-for-4 stock split by way of a stock dividend paid on February 3, 2000:

133,199,042 shares of NTL Common Stock issued and outstanding, each including an associated right to purchase NTL Junior Participating Preferred Stock;

6.8818 shares of NTL 13% Series A Preferred Stock issued and outstanding;

142,308.635 shares of NTL 13% Series B Preferred Stock issued and outstanding;

52,217 shares of NTL 9.90% Series B Preferred Stock issued and outstanding;

500,000 shares of NTL 5-1/4% Series A Preferred Stock issued and outstanding;

4,447.92 shares of NTL 5-1/4% Series B Preferred Stock issued and outstanding;

6,620.88 shares of NTL 5-1/4% Series C Preferred Stock issued and outstanding;

6,707.78 shares of NTL 5-1/4% Series D Preferred Stock issued and outstanding;

6,795.82 shares of NTL 5-1/4% Series E Preferred Stock issued and outstanding;

750,000 shares of NTL 5% Series A Cumulative Participating Convertible Preferred
     Stock issued and outstanding;

5,000shares of NTL 5% Series C Cumulative  Participating  Convertible  Preferred
     Stock issued and outstanding;

9,437.5 shares of NTL 5% Series D Cumulative Participating Convertible Preferred
     Stock issued and outstanding.


There are (i)28,452,055 shares of NTL common stock reserved for issuance upon exercise of stock options of NTL outstanding pursuant to employee stock option and similar plans; (ii)18,340,094 shares of NTL common stock reserved for issuance upon the conversion of NTL preferred stock; (iii) 11,092,213 shares of NTL common stock reserved for issuance upon conversion of the NTL 5-3/4% Convertible Subordinated Notes due 2009; (iv) 4,395,966 shares of NTL common stock reserved for issuance upon the exercise of the outstanding warrants to acquire shares of NTL common stock outstanding; and (v) 15,288,266 shares of NTL common stock reserved for issuance upon conversion of the outstanding 7% Convertible Subordinated Notes due 2008.

                                                                     Exhibit B



Purchaser                                                Number of Shares of Preferred       Purchase Price

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

Banque Nationale de Paris                                275,000                             $275,000,000
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

Credit Agricole Indosuez                                 275,000                             $275,000,000
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

Deutsche Bank AG                                         275,000                             $275,000,000
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

Westdeutsche Landesbank Girozentrale                     275,000                             $275,000,000
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

France Telecom                                           750,000                             $750,000,000
-----------------------------------------------------------------------------------------------------------